Employee Benefit Plan, Risk and Uncertainty	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty
6. Risks and Uncertainties

The Plan provides for various investments in registered investment companies, pooled separate accounts, a guaranteed investment contract and common stock of Home Bancorp, Inc. Investment securities, in general, are exposed to various risks, such as overall market volatility, credit and interest rate risk. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term, and that such change could materially affect the value of participants’ account balances and the amounts to be reported in the statements of net assets available for benefits for future periods.